CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BCO Hydrocarbon Ltd (the “Company”) on Form 10-Q for the period ended November 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Malcolm Albery, Principal Executive Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 31, 2008	By:	/s/ Malcolm Albery
Name: Malcolm Albery
Title: (Principal Executive Officer and Principal Accounting Officer)